                               EXHIBIT (8)(c)(2)

              FORM OF AMENDMENT NO. 3 TO PARTICIPATION AGREEMENT
                                  (ALLIANCE)

                                AMENDMENT NO. 3
                                      TO
                            PARTICIPATION AGREEMENT

     Amendment No. 3 to the Participation Agreement (the "Agreement"), dated as of May 1, 2000, between TRANSAMERICA LIFE INSURANCE COMPANY ("Insurer"); AFSG SECURITIES CORPORATION ("Contracts Distributor"); ALLIANCE CAPITAL MANAGEMENT L.P. ("Adviser"); and ALLIANCE FUND DISTRIBUTORS, INC. ("Distributor").

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                              AMENDED SCHEDULE A

                  SEPARATE ACCOUNTS, CONTRACTS AND PORTFOLIOS

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 Name of Separate Account and
   Date Established by the          SEC File Numbers of the
      Board of Directors               Contracts Funded                    Portfolios

-----------------------------------------------------------------------------------------------------
    Separate Account VA A          33 Act File No. 333-26209       .    Growth Portfolio
      February 17, 1997            40 Act File No. 811-09172       .    Premier Growth Portfolio
                                 (The Atlas Portfolio Builder      .    Technology Portfolio
                                       Variable Annuity)
-----------------------------------------------------------------------------------------------------
 Retirement Builder Variable       33 Act File No. 333-07509       .    Premier Growth Portfolio
 Annuity Account                   40 Act File No. 811-07689       .    Technology Portfolio
        March 29, 1996            (Portfolio Select Variable
                                         Annuity(SM))
-----------------------------------------------------------------------------------------------------
    Separate Account VA B          33 Act File No. 033-33085       .    Alliance Growth &
       January 19, 1990            40 Act File No. 811-06032            Income Portfolio
                                    (Transamerica Landmark         .    Alliance Premier Growth
                                     Variable Annuity and               Portfolio
                                   Transamerica Landmark ML
                                       Variable Annuity)

                                   33 Act File No. 033-56908
                                   40 Act File No. 811-06032
                                (Transamerica Freedom Variable
                                           Annuity)
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

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
----------------------------------------------------------------------------------------------------------
    Separate Account VA C          33 Act File No. 333-83957      .   Alliance Growth & Income
      February 20, 1997            40 Act File No. 811-09503          Portfolio
                                 (Transamerica EXTRA Variable     .   Alliance Premier Growth
                                           Annuity)                   Portfolio

----------------------------------------------------------------------------------------------------------
    Separate Account VA D          33 Act File No. 333-94489      .   Alliance Growth & Income
      February 20, 1997            40 Act File No. 811-09777          Portfolio
                                 (Transamerica Access Variable    .   Alliance Premier Growth
                                           Annuity)                   Portfolio

----------------------------------------------------------------------------------------------------------
    Separate Account VA K          33 Act File No. 333-76230      .   Alliance Premier Growth
        July 10, 2001              40 Act File No. 811-10617          Portfolio
                                (Retirement Income Builder III    .   Alliance Technology
                                       Variable Annuity)              Portfolio

----------------------------------------------------------------------------------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

     Effective Date:  May 1, 2002


TRANSAMERICA LIFE INSURANCE     ALLIANCE CAPITAL MANAGEMENT L.P.
COMPANY                         By:  Alliance Capital Management Corporation,
                                     its General Partner

By:________________________     By:_____________________________

Name:______________________     Name:___________________________

Title:_____________________     Title:__________________________


AFSG SECURITIES CORPORATION     ALLIANCE FUND DISTRIBUTORS, INC.

By:________________________     By:_____________________________

Name:______________________     Name:___________________________

Title:_____________________     Title:__________________________

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